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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2007

JUNIPER CONTENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51240 (Commission File Number)	20-2278320 (IRS Employer Identification No.)

521 Fifth Avenue, Suite 822, New York, New York (Address of Principal Executive Offices)	10175 (Zip Code)

(212) 660-5930
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 14, 2007, Juniper Content Corporation (the “Company”) entered into an Employment Agreement (“Agreement”) with Herbert J. Roberts pursuant to which Mr. Roberts would serve as the Company’s Senior Vice President, Chief Financial Officer and Secretary. Pursuant to the Agreement, Mr. Roberts will receive (i) a base salary of $260,000 per year, (ii) an annual discretionary bonus of up to 50% of his base salary and (iii) an option to purchase 125,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant.

The summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached as an exhibit hereto and is incorporated herein by reference.

From June 2005 to December 2006 and since March 2007, Mr. Roberts has served as an operations and financial consultant to companies in the electronics and media industries. From December 2006 to March 2007, Mr. Roberts served as Senior Vice President, Chief Financial Officer and Treasurer of Castle Brands Inc., a marketer of premium branded spirits. From 1999 to June 2005, Mr. Roberts was the co-founder and Chief Financial Officer of Videonet3.com, a provider of engineering and financial advisory services to the cable industry. From 1990 to 1999, Mr. Roberts served as Senior Vice President, Chief Financial Officer and Treasurer of Helicon, a cable television, Internet and telecommunications provider. From 1988 to 1990, Mr. Roberts served as Vice President of Merchant Banking at Prudential Bache Capital Funding. From 1981 to 1988 he served in various positions with CBS, Inc., including Assistant Controller of the CBS Television Network. Mr. Roberts received a B.A. from Queens College and an M.B.A. from New York University.

Mr. Roberts replaces Robert B. Becker who was serving as interim Chief Financial Officer and Secretary.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

10.1	Employment Agreement, dated as of September 14, 2007, by and between Juniper Content Corporation and Herbert J. Roberts
10.2	Form of Stock Option Agreement
99.1	Press release dated September 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2007

JUNIPER CONTENT CORPORATION
By:	/s/ Stuart B. Rekant
Name: Stuart B. Rekant
Title: Chairman and Chief Executive Officer